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                        MITCHELL HUTCHINS SERIES TRUST
                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998
                        AS SUPPLEMENTED AUGUST 5, 1998


                                                          September 25, 1998

Dear Investor,

     This is a supplement to the Prospectus of Mitchell Hutchins Series Trust. The purpose of the supplement is to inform investors in Strategic Income Portfolio, High Income Portfolio, Small Cap Portfolio and Tactical Allocation Portfolio (collectively, "Portfolios") about how those Portfolios will be invested during their initial period of operations.

     Until the assets of Strategic Income, High Income and Small Cap Portfolios reach a level that permits investments directly in the securities and strategies described in the Prospectus under the captions "Investment Objectives and Policies" and "Description of Securities, Related Risks and Investment Techniques" at pages MH 8 through MH 23, each of these Portfolios will be invested in cash or money market instruments, as described on page MH 14 of the Prospectus. This asset level is $10 million for Strategic Income and High Income Portfolios and $3 million for Small Cap Portfolio. During this initial period, the Portfolios will not seek to achieve their investment objectives.

     Tactical Allocation Portfolio will invest in cash and money market instruments, as described on page MH 14 of the Prospectus, until it reaches $10 million in assets. When the Portfolio's assets are over $10 million but less than $20 million, which is the amount the Portfolio needs to invest its stock portion directly in approximately 450 of the 500 stocks in the S&P 500 Index, the Portfolio's stock portion will be invested in a smaller number of stocks. Investors should be aware that while the Portfolio is invested in a smaller number of stocks, the short-term deviation of the Portfolio's performance from that of the S&P 500 Stock Index (tracking error) will be somewhat greater than when it owns 450 or more stocks.